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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 1998

                           HIGHWOODS PROPERTIES, INC.

             (Exact name of registrant as specified in its charter)

                               MARYLAND
                       (State of Incorporation)

            1-13100                             56-1871668
    (Commission File Number)        (IRS Employer Identification No.)

3100 SMOKETREE COURT, SUITE 600                   27604
    RALEIGH, NORTH CAROLINA                     (Zip Code)
(Address of principal executive
            offices)

                            (919) 872-4924
         (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     The purpose of this filing is to set forth certain exhibits in connection with the issuance by Highwoods/Forsyth Limited Partnership on February 2, 1998 of $125 million of 6.835% MandatOry Par Put Remarketed Securities(sm) ("MOPPRS(sm)") due February 1, 2013 and $100 million of 7-1/8% notes due February 1, 2008.

ITEM 7. EXHIBITS

     Following is a list of the exhibits filed as a part of this report:

4.1     Form of Notes due February 1, 2008.

4.2     Form of MOPPRS(sm) due February 1, 2013.

4.3 Form of Remarketing Agreement among Highwoods/Forsyth Limited Partnership, the Registrant and Merrill Lynch, Pierce, Fenner & Smith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HIGHWOODS PROPERTIES, INC.

                                         /S/           CARMAN J. LIUZZO

                                         Carman J. Liuzzo
                                         Vice President and Chief Financial
                                         Officer

Date: February 2, 1998

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